                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 11, 1997


                              DEL WEBB CORPORATION

          DELAWARE                                              86-0077724
(STATE OR OTHER JURISDICTION          1-4785                 (I.R.S. EMPLOYER
      OF INCORPORATION)      (COMMISSION FILE NUMBER)    IDENTIFICATION NUMBER)

6001 NORTH 24th STREET
PHOENIX, ARIZONA                                                        85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (602) 808-8000


                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5.  Other Events

            Exhibit 1.1 hereto is a press release of Del Webb Corporation, dated January 11, 1997, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     Exhibits
     --------

       1.1      Press release dated January 11, 1997.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DEL WEBB CORPORATION



                                        By:       ROBERTSON C. JONES
                                           ----------------------------------
                                                  Robertson C. Jones
                                           Vice President and General Counsel


January 13, 1997



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                                 EXHIBIT INDEX

                                                                 SEQUENTIALLY
EXHIBIT NO.                      DESCRIPTION                     NUMBERED PAGE
-----------                      -----------                     -------------
   1.1                Press Release dated January 11, 1997             5
